Exhibit (q)

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

The undersigned, a director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and a trustee of Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (each, the “Company” and collectively, the “Companies”), do hereby severally constitute and appoint Christopher Wilson, J. Kevin Connaughton, James Bordewick, Jr., Peter Fariel, Ryan Larrenaga, Julie Lyman, Nicholas Kolokithas, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Barry Finkle, and Tim Levin, and each of them singly, my true and lawful attorneys (each, an “Attorney-in-Fact”), with full power to them and each of them, for me and in my name and the capacity listed below: i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Company Registration Statement on Form N-1A or Form N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Company. The undersigned grants unto each said Attorney-in-Fact, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of July, 2007.

SIGNATURE	TITLE

/s/ Rodman L. Drake
Rodman L. Drake	Director/Trustee

/s/John D. Collins
John D. Collins	Director/Trustee

/s/ Morrill Melton Hall, Jr.
Morrill Melton Hall, Jr.	Director/Trustee

/s/ Jonathan Piel
Jonathan Piel	Director/Trustee

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

The undersigned, being the President and principal executive officer of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and of Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (each, the “Company” and collectively, the “Companies”), do hereby severally constitute and appoint J. Kevin Connaughton, James Bordewick, Jr., Peter Fariel, Ryan Larrenaga, Julie Lyman, Nicholas Kolokithas, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Barry Finkle, and Tim Levin, and each of them singly, my true and lawful attorneys (each, an “Attorney-in-Fact”), with full power to them and each of them, for me and in my name and the capacity listed below: i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Company Registration Statement on Form N-1A or Form N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Company. The undersigned grants unto each said Attorney-in-Fact, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of July, 2007.

SIGNATURE	TITLE

/s/ Christopher L. Wilson	President and principal executive officer
Christopher L. Wilson

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

The undersigned, being the Treasurer, Chief Financial Officer and principal financial officer of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and of Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (each, the “Company” and collectively, the “Companies”), do hereby severally constitute and appoint Christopher Wilson, James Bordewick, Jr., Peter Fariel, Ryan Larrenaga, Julie Lyman, Nicholas Kolokithas, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Barry Finkle, and Tim Levin, and each of them singly, my true and lawful attorneys (each, an “Attorney-in-Fact”), with full power to them and each of them, for me and in my name and the capacity listed below: i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Company Registration Statement on Form N-1A or Form N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Company. The undersigned grants unto each said Attorney-in-Fact, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of July, 2007.

SIGNATURE	TITLE

/s/ J. Kevin Connaughton	Treasurer, Chief Financial Officer and principal financial officer
J. Kevin Connaughton

EXCELSIOR FUNDS, INC.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

EXCELSIOR FUNDS TRUST

POWER OF ATTORNEY

The undersigned, being the Chief Accounting Officer and principal accounting officer of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., each a corporation organized under the laws of the State of Maryland, and of Excelsior Funds Trust, a statutory trust organized under the laws of the State of Delaware (each, the “Company” and collectively, the “Companies”), do hereby severally constitute and appoint Christopher Wilson, J. Kevin Connaughton, James Bordewick, Jr., Peter Fariel, Ryan Larrenaga, Julie Lyman, Nicholas Kolokithas, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Barry Finkle, and Tim Levin, and each of them singly, my true and lawful attorneys (each, an “Attorney-in-Fact”), with full power to them and each of them, for me and in my name and the capacity listed below: i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Company Registration Statement on Form N-1A or Form N-14 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Company. The undersigned grants unto each said Attorney-in-Fact, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of July, 2007.

SIGNATURE	TITLE

/s/ Michael G. Clarke	Chief Accounting Officer and principal accounting officer
Michael G. Clarke